UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 1, 2006

Date of Report

(Date of earliest event reported)

ESSENTIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-32601	33-0597050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Tri-State Parkway, Suite 300, Gurnee, Illinois 60031

(Address of principal executive offices, including zip code)

(847) 855-7676

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 1, 2006, Zubeen Shroff, a director of Essential Group, Inc. (the “Company”), informed the Company that he will resign from the Board of Directors, effective immediately. Mr. Shroff was a member of the Company’s Compensation Committee, Audit Committee and Nominating Committee.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ESSENTIAL GROUP, INC.
(Registrant)

By	/s/ Dennis N. Cavender
Dennis N. Cavender
Executive Vice President,
Chief Financial Officer and Secretar

September 8, 2006